UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 9, 2022

Stoke Therapeutics, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38938	47-1144582
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

45 Wiggins Ave Bedford, Massachusetts		01730
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (781) 430-8200

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	STOK	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On January 9, 2022, Stoke Therapeutics, Inc., a Delaware corporation (the “Company”) entered into a License and Collaboration Agreement (the “Agreement”) with Acadia Pharmaceuticals Inc. (“Acadia”) for the discovery, development and commercialization of novel RNA-based medicines for the treatment of severe and rare genetic neurodevelopmental disease of the central nervous system (“CNS”). The Agreement focuses on the targets SYNGAP1, MECP2 (Rett syndrome), and an undisclosed neurodevelopmental target of mutual interest. In connection with each target, the parties will collaborate to identify potential treatments for further development and commercialization as licensed products. With respect to SYNGAP1, the parties have agreed to co-develop and co-commercialize licensed products for such target globally, and in connection therewith the Company granted to Acadia worldwide, co-exclusive (with the Company) licenses for such licensed products. With respect to MECP2 and the neurodevelopmental target, the Company granted to Acadia worldwide, exclusive licenses to develop and commercialize licensed products for such targets.

Pursuant to the Agreement, Acadia will pay the Company an upfront payment in the amount of $60,000,000. Acadia will fund the research to identify potential licensed products for MECP2 and the neurodevelopmental target, and the parties will equally fund the research to identify potential licensed products for SYNGAP1. The Company is eligible to receive up to $907,500,000 in potential total milestone payments based upon the achievement of certain development, regulatory, first commercial sales and sales milestone events across the programs for the three targets, assuming each milestone were achieved at least once. With respect to licensed products for MECP2 and the neurodevelopmental target, the Company is also eligible to receive tiered royalties at percentages ranging from the mid-single digits to the mid-teens on future net sales by Acadia of licensed products worldwide. Royalties payable under the Agreement are subject to standard royalty reductions. For SYNGAP1 licensed products that the parties are co-developing and co-commercializing, the Company will be responsible for 50% of the development and commercialization costs and will receive 50% of the profits from global commercialization.

With respect to each SYNGAP1 licensed product being co-developed or co-commercialized, the Agreement will remain in effect, unless earlier terminated, until the parties have agreed to permanently abandon the further development and commercialization of such licensed product. With respect to licensed products for MECP2 and the neurodevelopmental target, the Agreement will remain in effect, unless earlier terminated, until the expiration, on a country-by-country and licensed product-by-licensed product basis, of the applicable royalty term, at which point the license for such licensed product shall become fully paid-up, royalty-free, perpetual and irrevocable in such country.

The Agreement also contains customary provisions for termination by Acadia for convenience and by either party for cause, including for material breach (subject to cure). The Company has standard reversion rights in connection with certain early termination events.

The foregoing description of the terms of the Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, a copy of which will be filed with the Securities and Exchange Commission as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ending March 30, 2022.

Item 2.02.	Results of Operations and Financial Condition

On January 10, 2022, the Company plans to present certain preliminary financial and operating information in connection with a presentation (the “Presentation”) at the J.P. Morgan Healthcare Conference, including that the Company expects to report that it had cash, cash equivalents, marketable securities and restricted cash of approximately $220.4 million, and approximately 36.9 million shares of common stock outstanding, as of December 31, 2021.

The Company’s audited financial statements for the fiscal year ended December 31, 2021, are not yet available. Accordingly, the preliminary financial information included in the Presentation is an estimate subject to the completion of the Company’s financial closing procedures and any adjustments that may result from the completion of the audit of the Company’s financial statements. The preliminary financial information may differ materially from the actual results that will be reflected in the Company’s audited financial statements when they are completed and publicly disclosed.

The information in this Item 2.02 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1924, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Exchange Act or the Securities Act of 1933, as amended (the “Securities Act”), except as expressly set forth by specific reference in such a filing.

Item 7.01.	Regulation FD.

Presentation

The Company is furnishing the Presentation, a full copy of which is attached hereto as Exhibit 99.1.

Press Release

On January 10, 2022, the Company and Acadia issued a joint press release, announcing their entry into the Agreement. A copy of the press release is attached hereto as Exhibit 99.2.

The information furnished with this report, including Exhibit 99.1 and Exhibit 99.2, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Exchange Act or the Securities Act, except as expressly set forth by specific reference in such a filing.

Item 8.01	Other Events

The Company also reported that its cash, cash equivalents, marketable securities and restricted cash, including the upfront payment payable by Acadia pursuant to the Agreement, are expected to fund operations into the second half of 2024.

Cautionary Note Regarding Forward-Looking Statements

This report contains forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including, but not limited to, statements regarding: receipt of upfront payments; receipt of potential milestone payments under the SYNGAP1 collaboration; receipt of potential milestones and royalty payments under the MECP2 program and the third program; the ability to develop new treatments for neurodevelopmental diseases; expectations regarding the proposed transaction with Acadia; and the Company’s expected cash, cash equivalents, marketable securities and restricted cash as of December 31, 2021. Statements including words such as “believe,” “plan,” “will,” “continue,” “expect,” “may,” or “ongoing” and statements in the future tense are forward-looking statements. These forward-looking statements involve risks and uncertainties, as well as assumptions, which, if they do not fully materialize or prove incorrect, could cause the Company’s results to differ materially from those expressed or implied by such forward-looking statements. Forward-looking statements are subject to risks and uncertainties that may cause the company’s actual activities or results to differ significantly from those expressed in any forward-looking statement, including risks and uncertainties related to the Company’s ability to advance its product candidates, obtain regulatory approval of and ultimately commercialize its product candidates, the timing and results of preclinical and clinical trials, the company’s ability to fund development activities and achieve development goals, the Company’s ability to protect intellectual property and other risks and uncertainties described under the heading “Risk Factors” in documents the Company files from time to time with the Securities and Exchange Commission. These forward-looking statements speak only as of the date of this press release, and the Company undertakes no obligation to revise or update any forward-looking statements to reflect events or circumstances after the date hereof.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Presentation, dated as of January 2022

99.2	Joint Press Release, dated as of January 10, 2022.

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STOKE THERAPEUTICS, INC.

Date: January 10, 2022	By:	/s/ Stephen J. Tulipano
Stephen J. Tulipano
Chief Financial Officer